Q3 | 2021 | 1 THIRD QUARTER 2021 RESULTS Investor Presentation

Q3 | 2021 | 2 FORWARD LOOKING STATEMENTS Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward- looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, the Covid-19 coronavirus pandemic, current economic and credit crisis, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Q3 | 2021 | 3 CEO COMMENT We are pleased to have delivered the quarter in line with our guidance, and to have sustained double-digit two-year comps despite supply chain challenges and the expiration of stimulus benefits. Our absolute focus coming into Q4 has been to position ourselves appropriately with inventory and deliver an excellent Holiday for our customers, and our fourth quarter is off to a strong start with November comps up 10% on a two-year basis, including record Thanksgiving and Black Friday week sales. Supply chain challenges will continue in the near-term, but we are aggressively managing through them. Looking forward, we expect to post new record sales in 2022 as well as expanding our gross margin. We have ever-increasing confidence that our key growth drivers under Operation North Star represent a huge white space opportunity for us. Additionally, we are pleased to have a new share repurchase authorization in place alongside our continuing quarterly dividend, and that we can deliver capital return while continuing to invest in our high-return internal growth strategies. Bruce Thorn, President & CEO

Q3 | 2021 | 4 AT A GLANCE $6.2 BILLION Trailing 12- month sales 1,428 Stores across 47 states 22.1 MILLION Rewards members Ranked 449th in the Fortune 500 in 2020 ~22,800 selling sq ft per store 10% CAGR over last 5 years >5% eComm penetration

Q3 | 2021 | 5 OUR MISSION We help people live BIG and save LOTS OUR VISION Be the BIG difference for a better life by… OUR VALUES  We are customer obsessed!  We play to win!  We are courageous!  We treat all with respect!  We are one team!  …delivering unmatched value and surprising products  …building a “best places to grow” culture  …engaging with partners to innovate & execute  …rewarding shareholders with top tier returns  …doing good as we do well

Q3 | 2021 | 6 12.3% 2-Year Comp 38.9% Gross Margin Rate ($0.14) Loss per share 17.3% Increase in ending inventory Down 4.7% to 2020 Middle of guidance range Well positioned to meet Q4 demand THIRD QUARTER 2021 HIGHLIGHTS Slightly favorable to guidance

Q3 | 2021 | 7 Q3 2021 SALES COMPOSITION 30% 15% 14% 12% 11% 9% 9% Furniture Soft Home Food Consumables Hard Home Other* Seasonal Well Balanced Category Mix 52% 31% 13% 12% 10% 4% -6% 12% Double Digit 2-Year Comp Sales Growth Across Most Categories 2021 vs 2019 Comp sales = (1 + TY Comp) * (1 + LY comp) - 1 *Other consists of, Apparel, Electronics, & Other

Q3 | 2021 | 8 Net Sales Gross Margin Gross Margin Rate Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Profit (Loss)(2) Adjusted Operating Profit (Loss) Rate(2) Adjusted Diluted Earnings (Loss) Per Share(2) Diluted Weighted Average Shares SUMMARY INCOME STATEMENT – Q3 ($ in thousands, except for earnings per share) (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses, Depreciation Expense, and adjusted Gain on Sale of Distribution Center. (2) Adjusted 2019 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. Q3 2021 $1,335,656 519,181 38.9% 523,308 39.2% ($4,127) (0.3%) ($0.14) 31,679 Q3 2020 $1,377,925 557,893 40.5% 515,393 37.4% $42,500 3.1% $0.76 39,191 Q3 2019 $ 1,167,988 463,386 39.7% 467,913 40.1% ($4,527) (0.4%) ($0.18) 39,094 Change vs. 2019 14.4% (80) bps (90 bps) (8.8%) 10 bps (22.2%) Change vs. 2020 (3.1%) (160) bps 180 bps (109.7%) (340) bps (118.4%)

Q3 | 2021 | 9 Net Sales Adjusted Gross Margin(2) Adjusted Gross Margin Rate(2) Adjusted Operating Expenses(1)(2) Adjusted Operating Expense Rate(2) Adjusted Operating Profit(2) Adjusted Operating Profit Rate(2) Adjusted Diluted Earnings Per Share(2) Diluted Weighted Average Shares SUMMARY INCOME STATEMENT – YEAR-TO-DATE (1) Operating Expenses are comprised of adjusted Selling and Administrative Expenses, Depreciation Expense, and adjusted Gain on Sales of Distribution Centers. (2) Adjusted 2020 and 2019 results are non-GAAP financial measures. A reconciliation of reported GAAP results to the adjusted non-GAAP results is included in the appendix. ($ in thousands, except for earnings per share) YTD 2021 $4,418,582 1,750,925 39.6% 1,578,650 35.7% $172,275 3.9% $3.73 34,924 YTD 2020 $4,461,271 1,812,213 40.6% 1,545,732 34.6% $266,481 6.0% $4.80 39,466 YTD 2019 $3,716,198 1,486,713 40.0% 1,404,329 37.8% $82,384 2.2% $1.29 39,398 Change vs. 2019 18.9% (40) bps (210) bps 109.1% 170 bps 189.1% Change vs. 2020 (1.0%) (100) bps 110 bps (35.4%) (210) bps (22.3%)

Q3 | 2021 | 10 CAPITAL ALLOCATION 2021 projected capital expenditures $170-$180 MILLION $0.30 QUARTERLY DIVIDEND* 9.3 MILLION $71 MILLION ONGOING FOCUS ON CAPITAL RETURN WHILE INVESTING IN HIGH GROWTH STRATEGIES * The payment of future dividends will be at the discretion of our Board of Directors and will depend on our financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by our Board of Directors. Shares repurchased since August 2020 at an average cost of $53.49 per share Approximate 2.7% yield (as of Oct. 29, 2021) Cash on hand, with approximately $650 million in total liquidity

Q3 | 2021 | 11 OPERATION NORTH STAR FUND ENABLE GROW  Merchandise productivity  Store count growth  eCommerce acceleration  Brand activation and customer growth  Pricing and COGS program  Promos and markdowns  Shrink and loss reduction  Structural expense reduction and leverage  Supply chain investment  Customer experience (stores & online)  Talent and capabilities  Data and technology

Q3 | 2021 | 12 MERCHANDISE PRODUCTIVITY  Rolling out Next Generation Furniture Sales team to 500+ stores  Growing Furniture with Broyhill, more modern assortments, and expanding DC network to support bulk product  Winning Seasonal throughout the year with increased newness and inventory investment  Expanding our rapidly growing Apparel offerings around loungewear  Growing our Owned Brands, Broyhill and Real Living, across all home categories  Expanding “Big Buys” and improving presentation  Driving innovation with the Lot & Queue, Lots Under $5, and other programs  Optimizing assortments, through category discipline and space planning

Q3 | 2021 | 13 GROWING STORE COUNT  Adding 50+ net new stores in 2022 with the rate of openings accelerating after 2022. New stores driving at least $120 million of sales in 2022  Delivering four-wall EBITDA margins of 10% or greater  Store intervention program successfully reducing closures

Q3 | 2021 | 14  Increasing conversion through an enhanced user experience (enhanced search, easy checkout)  Enhancing inventory visibility and access  Accelerating Supplier Direct Fulfillment & extending our aisle  Growing site traffic through targeted marketing and increased national presence  Expanding our online assortment  Providing nationwide same-day and 2- day delivery options INCREASING eCOMM CONVERSION Art work to be added

Q3 | 2021 | 15 INVESTING IN OUR SUPPLY CHAIN  Launching two incremental FDCs, in addition to the two added in 2021 – relieving pressure on Regional DCs and enhancing our ability to process bulk product Opening “pop-up” bypass DCs to assist Regional DCs in handling seasonal receipts  Launching Centralized Repack in 2022, increasing ability to handle low cubic velocity product

Q3 | 2021 | 16 INVESTING IN OUR CUSTOMER EXPERIENCE  Updating 800 stores through Project Refresh to deliver a consistent and upgraded brand experience across our chain  Upgrading signage, vestibules, flooring, wall graphics, painting, remodeling bathrooms  Costing slightly more than $100,000 per store on average, materially lower than prior Store of the Future program  50 stores refreshed to date

Q3 | 2021 | 17  Continuing the breakthrough “Be A BIGionaire” ad campaign featuring new celebrity BIGionaires, starting with Retta (Parks & Recreation) and adding Eric Stonestreet (Modern Family) and Molly Shannon (Saturday Night Live) this holiday  Creating a community of bargain hunters and treasure seekers Driving incremental visits from existing customers while seeing 60% transaction lifts from new customers  Increasing brand awareness, consideration, and purchasers ACTIVATING OUR BRAND

Q3 | 2021 | 18 Q4 2021 OUTLOOK EARNINGS PER DILUTED SHARE $2.05-$2.20(1) COMP SALES GROSS MARGIN NEW STORE SALES SG&A Slightly positive comparable sales increase to 2020, and up high single digits to 2019 150 basis point decline compared to 2020 driven by freight headwinds Expense dollars up by mid-single digit percentage vs 2020 Net new store openings to deliver 180 basis point sales benefit (1) EPS Guidance does not include the impact of future potential share repurchases in Q4 2021

Q3 | 2021 | 19 FULL YEAR FISCAL 2021 OUTLOOK EARNINGS PER DILUTED SHARE $5.70-$5.85(1) GROSS MARGIN COMP SALES SG&A Inventory Low-single-digit comparable sales decline vs. 2020, but up double-digits on a two-year basis Up approximately 20% to 2019, well positioned to support Spring sales 120 basis point decline compared to 2020 driven by freight headwinds Expense dollars up ~3% to 2020, which includes the full year impact of the sale and leaseback of our DCs (1) EPS Guidance does not include the impact of future potential share repurchases

Q3 | 2021 | 20 APPENDIX

APPENDIX

Q3 2019 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Impact to exclude transformational restructuring costs	Adjustment to exclude gain on sale of distribution center	As adjusted (non-GAAP)
Selling and administrative expenses	$ 436,714	$ (3,553)	$ –	$ 433,161
Gain on sale of distribution center	(178,534)	–	178,534	–
Operating profit (loss)	170,454	3,553	(178,534)	(4,527)
Operating profit (loss) rate	14.6%	0.3%	(15.3%)	(0.4%)
Income tax expense (benefit)	37,791	908	(41,930)	(3,231)
Effective income tax rate	22.9%	0.1%	8.7%	31.7%
Net income (loss)	126,982	2,645	(136,604)	(6,977)
Diluted earnings (loss) per share	$ 3.25	$ 0.07	$ (3.49)	$ (0.18)

The above adjusted selling and administrative expenses, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") (1) the costs associated with a transformational restructuring initiative of $3,553 ($2,645, net of tax); and (2) a gain resulting from the sale of our Rancho Cucamonga, California distribution center of $178,534 ($136,604, net of tax).

Our management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, that management believes is more indicative of our on-going operating results and financial condition. Our management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating our operating performance.

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APPENDIX

YTD 2020 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Adjustment to exclude gain on sale of distribution centers and related expenses	As adjusted (non-GAAP)
Selling and administrative expenses	$ 1,444,938	$ (3,956)	$ 1,440,982
Gain on sale of distribution centers	(463,053)	463,053	–
Operating profit	725,578	(459,097)	266,481
Operating profit rate	16.3%	(10.3%)	6.0%
Income tax expense	183,473	(117,194)	66,279
Effective income tax rate	25.7%	0.3%	25.9%
Net income	531,205	(341,903)	189,302
Diluted earnings per share	$ 13.46	$ (8.66)	$ 4.80

The above adjusted selling and administrative expenses, adjusted gain on sale of distribution centers, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") a gain resulting from the sale of our Columbus, OH; Durant, OK; Montgomery, AL; and Tremont, PA distribution centers and the related expenses of $459,097 ($341,903, net of tax).

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APPENDIX

YTD 2019 GAAP TO NON-GAAP RECONCILIATION

($ in thousands, except for earnings per share)	As reported	Impact to exclude department exit inventory impairment	Impact to exclude transformational restructuring costs	Adjustment to exclude legal settlement loss contingencies	Adjustment to exclude gain on sale of distribution center	As adjusted (non-GAAP)
Gross margin	$ 1,480,663	$ 6,050	$ –	$ –	$ –	$ 1,486,713
Gross margin rate	39.8%	0.2%	–	–	–	40.0%
Selling and administrative expenses	1,352,345	–	(38,338)	(7,250)	–	1,306,757
Gain on sale of distribution center	(178,534)	–	–	–	178,534	–
Operating profit	209,280	6,050	38,338	7,250	(178,534)	82,384
Operating profit rate	5.6%	0.2%	1.0%	0.2%	(4.8%)	2.2%
Income tax expense	46,722	1,553	9,836	1,696	(41,930)	17,877
Effective income tax rate	23.9%	0.0%	0.1%	(0.0%)	2.0%	26.1%
Net income	148,700	4,497	28,502	5,554	(136,604)	50,649
Diluted earnings per share	$ 3.77	$ 0.11	$ 0.72	$ 0.14	$ (3.47)	$ 1.29

The above adjusted gross margin, adjusted gross margin rate, adjusted selling and administrative expenses, adjusted gain on sale of distribution center, adjusted operating profit, adjusted operating profit rate, adjusted income tax expense, adjusted effective income tax rate, adjusted net income, and adjusted diluted earnings per share are "non-GAAP financial measures" as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). These non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") (1) an inventory impairment amount of $6,050 ($4,497, net of tax) as a result of a merchandise department exit; (2) the costs associated with a transformational restructuring initiative of $38,338 ($28,502, net of tax); (3) a pretax charge related to estimated legal settlement of employee class actions of $7,250 ($5,554, net of tax); and (4) a gain resulting from the sale of our Rancho Cucamonga, California distribution center of $178,534 ($136,604, net of tax).

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